FOURTH AMENDMENT TO THE
GRAPHIC PACKAGING RETIREMENT PLAN
(As Amended and Restated Effective January 1, 2015)

WHEREAS, the Compensation and Benefits Committee of the Board of Directors of Graphic Packaging Holding Company has delegated to the Retirement Committee (the “Retirement Committee”) of Graphic Packaging International, Inc. (the “Company”) the responsibility to make certain amendments to the Graphic Packaging Retirement Plan (the “Plan”); and

WHEREAS, the Retirement Committee deems it desirable to amend the Plan to reflect recently negotiated benefit changes with respect to employees at the Company’s Menasha, Wisconsin and Wausau, Wisconsin facilities represented by Local 77-P of the Graphic Communications Conference of the International Brotherhood of Teamsters (GCC/IBT);

NOW, THEREFORE, BE IT RESOLVED, that, effective as of April 30, 2016, the Plan is hereby amended as follows:

1.    Article 1 of Appendix 9 is amended by adding a new Section 1.7A immediately following Section 1.7 to read as follows:

“1.7A
Non-Grandfathered Member means a Member who is in active employment, is on an approved Leave of Absence or Layoff as described in Section 1.7 or is on a military leave as described in Section 2.5, provided the Member’s reemployment rights are protected by law on April 30, 2016, and on April 30, 2016:

(a)	has not yet attained age 55, and

(b)	whose age measured in years (including fractional years) plus his years (including fractional years) of Benefit Service is less than 70.

A Member other than a Non-Grandfathered Member will be eligible to make a one-time irrevocable election on or before April 30, 2016, to waive participation under this Appendix 9 and by doing so shall become a Non-Grandfathered Member and shall cease to accrue Benefit Service on and after May 1, 2016.”

2.    Section 2.2 of Appendix 9 is amended by adding a paragraph at the end thereof to read as follows:

“A Non-Grandfathered Member shall not be credited with Benefit Service for any period of service or period of absence under this Appendix 9 after April 30, 2016.”

3.    Effective as of April 30, 2016, Section 3.1 of Appendix 9 is amended by adding the following new paragraph at the end thereof to read as follows:

“A Member other than a Non-Grandfathered Member will be eligible to make a one-time irrevocable election on or before April 30, 2016 to waive participation under this Appendix 9 and by doing so shall become a Non-Grandfathered Member and shall cease to accrue Benefit Service on and after May 1, 2016.”

4.    Effective as of April 30, 2016, Section 5.1 of Appendix 9 is amended by adding the following paragraph at the end thereof:

“Notwithstanding any provision of the Plan to the contrary, benefit accruals shall cease under this Appendix 9 as of April 30, 2016, for all Non-Grandfathered Members.”

5.    Effective as of April 30, 2016, Section 5.4(a) of Appendix 9 is amended by the addition of a new paragraph at the end thereof to read as follows:

“Notwithstanding any provision of the Plan to the contrary, a Non-Grandfathered Member who terminates from active employment with the Employer and all Affiliated Employers as an Employee on account of Disability after April 30, 2016, shall not be eligible for a disability retirement Pension.”

6.    Effective as of April 30, 2016, Article 5 of Appendix 9 is further amended by adding a new Section 5.8 to read as follows:

“5.8    Cessation of Benefit Accruals for Non-Grandfathered Members

Notwithstanding any provisions of the Plan to the contrary, in calculating the benefit payable to or on behalf of a Non-Grandfathered Member under the Plan after April 30, 2016, the following rules shall apply:

(a)	Benefit Service for benefit accrual purposes and the pension multiplier shall be frozen as of April 30, 2016; and

(b)	Vesting Service shall continue to be credited under the terms of this Appendix 9 for purpose of determining his eligibility for a pension under this Appendix 9 on and after April 30, 2016.”

[signatures on following page]

BE IT FURTHER RESOLVED, that the Retirement Committee has approved this Fourth Amendment to the Graphic Packaging Retirement Plan this 4th day of March, 2016.

GRAPHIC PACKAGING INTERNATIONAL, INC. RETIREMENT COMMITTEE MEMBERS

By:	/s/ Brad Ankerholz
Brad Ankerholz

By:	/s/ Carla J. Chaney
Carla J. Chaney

By:	/s/ Debbie Frank
Debbie Frank

By:	/s/ Stephen Scherger
Stephen Scherger

By:	/s/ Brian A. Wilson
Brian A. Wilson

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